Exhibit 10.5

FIRST AMENDMENT TO SPLIT-DOLLAR AGREEMENT

This First Amendment (this “Amendment”) is entered into as of May 21, 2024, by and among NBT Bancorp, Inc., NBT Bank, N.A., and John H. Watt, Jr. in order to amend as follows that certain Split-Dollar Agreement, entered into as of May 9, 2017 (the “Split-Dollar Agreement”), by and among NBT Bancorp, Inc., NBT Bank, N.A., and John H. Watt, Jr.

1.         Insurance Policy.  Section 1 of the Split-Dollar Agreement is hereby amended to replace the reference to “$500,000” contained therein with “$1,000,000.”  Section 1 of the Split-Dollar Agreement shall otherwise be unchanged.

2.           Exhibit A. Exhibit A of the Split-Dollar Agreement is hereby amended in its entirety to read:

Exhibit A

Year of Death	Employee’s Interest under Section 1

2024 and thereafter	$1,000,000

3.          No Other Changes to the Split Dollar Agreement.  Except as expressly amended by this Amendment, all of the terms of the Split Dollar Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first set forth above.

[Signature Page Follows]

NBT BANCORP, INC:	EXECUTIVE:

By: /s/ Martin A. Dietrich	/s/ John H. Watt, Jr.

Name: Martin A. Dietrich	John H. Watt, Jr.
Title: Chairman, Board of Directors

NBT BANK, N.A.:

By: /s/ Martin A. Dietrich

Name:  Martin A. Dietrich
Title:  Chairman, Board of Directors